STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	11
Beginning Date of Accrual Period	20-Aug-02
End Date of Accrual Period	19-Sep-02
Distribution Date	20-Sep-02
Previous Distribution Date	20-Aug-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 23,466,310.75
Principal Collections	17,927,194.67
Interest Collections (net of servicing fee)	5,279,862.26
Servicing Fee	259,253.82
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	23,466,310.75
Interest Paid to Certificates	939,623.15
Principal Paid to Certificates	22,267,433.78
Equity Certificate	-
Servicing Fee	259,253.82

Balance Reconciliation

Begin Principal Balance	622,209,157.96
Principal Collections (including repurchases)	17,927,194.67
Charge off Amount	285,794.62
End Principal Balance	603,996,168.67

Collateral Performance
Cash Yield (% of beginning balance)	10.68%
Charge off Amount (% of beginning balance)	0.55%
Net Yield	10.13%

Delinquent Loans
30-59 days principal balance of loan	18,145,892.40
30-59 days number of loans	189
60-89 days principal balance of loan	2,955,934.12
60-89 days number of loans	34
90+ days principal balance of loan	11,725,682.49
90+ days number of loans	126

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,066
Number of HEL outstanding (EOP)	6,865
Number of Loans that went into REO	10
Principal Balance of Loans that went into REO	934,100.92

Overcollateralization
Begin OC Amount	133,318,990.81
OC Release Amount	0.00
Extra Principal Distribution	4,054,444.49
End OC Amount	137,373,435.30

Target OC Amount	142,530,364.62
Interim OC Amount	133,033,196.20
Interim OC Deficiency	9,497,168.42

Monthly Excess Cashflow	4,054,444.49

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 61.84%

Interest Calculations
1 month LIBOR	1.79750%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.16750%
Class A Pass-Through Rate	2.16750%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.74750%
Class M Pass-Through Rate	2.74750%
Available Funds Cap	10.41590%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	30.719386
2. Principal Distribution per $1,000	29.510097
3. Interest Distribution per $1,000	1.209289

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.16750%
2. Days in Accrual Period	31

3. Class A Interest Due	811,106.34
4. Class A Interest Paid	811,106.34
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	434,569,757.33
2. Class A Principal Due	19,793,307.26
3. Class A Principal Paid	19,793,307.26
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	414,776,450.07

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.6183956
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.6867203

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.042979
2. Principal Distribution per $1,000	29.510097
3. Interest Distribution per $1,000	1.532882

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.74750%
2. Days in Accrual Period	31

3. Class M Interest Due	128,516.81
4. Class M Interest Paid	128,516.81
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	54,320,409.81
2. Class M Principal Due	2,474,126.52
3. Class M Principal Paid	2,474,126.52
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	51,846,283.29

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.6183956
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0858388